                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century Variable
Portfolios II, Inc. (the "Registrant") on Form N-CSR for the period ending June
30, 2008 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  August 15, 2008

                                       /s/ Jonathan S. Thomas
                                       ------------------------------------
                                       Jonathan S. Thomas
                                       President
                                       (chief executive officer)

                                       /s/ Robert J. Leach
                                       -------------------------------------
                                       Robert J. Leach
                                       Vice President, Treasurer, and
                                       Chief Financial Officer
                                      (chief financial officer)